--------------------------------------------------------------------------------
                                 PANORAMA TRUST

                       PICTET GLOBAL EMERGING MARKETS FUND
                    PICTET INTERNATIONAL SMALL COMPANIES FUND
                          PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------


                                [GRAPHIC OMITTED]


                                  ANNUAL REPORT


                                DECEMBER 31, 1999

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

Dear Shareholders,

    It is with pleasure that I present a combined 1999 Annual Report which summarizes the performance last year together with our outlook for 2000 for all three Funds.

    In 1999, Emerging Markets recovered strongly and produced the positive returns for investors that we predicted this time last year. We saw a rebound in the East Asian economies and the Fund was able to benefit from its overweight positioning in this region. Further benefit was gained by the underweight stance taken in Latin America where the poor economic environment overrode the improving value of the region relative to Asia.

    International Small Companies had an excellent year and also fulfilled our performance expectations with a resurgence within these markets. Our outlook continues to be optimistic for this asset class where we identify outstanding investment opportunities.

    Eastern Europe completed the picture of strong performance. The Russian portion of the Fund was a major contributor with a strong rally in the last quarter of 1999. Our outlook remains positive and we believe we are well positioned to benefit from the expected uncovering of corporate value as a result of the convergence play of Central Eastern Europe.

    Over the year we have seen continued demand by investors for access to carefully structured investment vehicles which offer attractive and complementary asset classes. We look forward to helping you, the shareholders, achieve your investment objectives in 2000.

Yours sincerely,

/s/ Jean Pilloud

Jean Pilloud

President and Chairman


o Investing in foreign securities may involve certain additional risks, including exchange rate fluctuations, less liquidity, greater volatility and less regulation.

o The risks may be magnified for emerging markets.

o Small company stocks may be subject to a higher degree of market risk than the securities of more established companies because they tend to be more volatile and less liquid.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                             PORTFOLIO MANAGER'S REPORT

    In 1999 the emerging markets recovered strongly. The value of the Fund rose 63.7% while the IFC Global Composite Index rose by 62.7%.

    After the troubles faced in the previous year, emerging markets looked to 1999 with some trepidation. BRAZIL'S January devaluation seemed to play to these fears, and all the talk was of a coming CHINESE devaluation that would trigger a second round of Asian collapses. But Brazilian equities rapidly rose to more than compensate for the real's fall; and China refused to blink. Instead, the East Asian economies rebounded and their stock markets did likewise, much to our benefit as we were heavily overweight in the region. China's steadiness was rewarded with a World Trade Organization agreement with the USA. Regional export growth, helped by the first stirrings of life from Japan, and then the beginnings of a recovery in consumer spending and private investment have become visible. Corporate restructuring (such as the attempt to save Daewoo in KOREA), low interest rates and benign liquidity conditions held investors' attention. Our heavy INDONESIAN position was rewarded by successful elections, the first in over three decades. But patience remains necessary in PAKISTAN thanks to economic mismanagement and a military coup. INDIA'S reforming government won a strengthened mandate, and cyclical recovery and the return of the retail investor -- last seen in 1992 -- are driving stocks to record local highs.

    Our position in Asia has been cut back over the course of the year as the relative value of Latin America has improved. Suffering economies abound -- notably ARGENTINA -- and we have little money outside our overweighting of BRAZIL, which has been the best regional performer since we took this view in September. Strong foreign inflows and falling domestic rates have driven equities, despite slow progress towards necessary fiscal and social security reforms and the president's popularity hitting an all-time-low. MEXICO has been the other good Latin market, with an improving macroeconomic environment leading to talk of a possible S&P upgrade to investment status. Elections in July are hanging over local sentiment, but the future looks interesting.

    SOUTH AFRICA paid the price of hiking interest rates by 10% during Russia's 1998 crisis, but equities benefited from the turn in the global commodity cycle. Rates are now back down and the post-Mandela government is seeing the economy turn, if sluggishly. Much the best performing emerging markets in 1999 were our only recent overweight positions in Europe: Turkey and Russia. A new coalition government in TURKEY has survived its failure to respond effectively to the August earthquake, and now has the International Monetary Fund and European Union in support as it tries to tackle the country's perennial economic difficulties. The Istanbul stock exchange has more than trebled over the year. RUSSIA was helped by the near-trebling of crude oil prices since the low of $9 per barrel at the end of 1998, but the market remains far below its 1997 peak. Slow but real economic progress was overshadowed by endless politicking, which peaked on the last day of the year with President Yeltsin's resignation. The rest of Europe has had little to offer us this year. GREECE has been in a locally-fuelled speculative bubble focused on Euro-convergence and an Olympian construction boom, and valuations are beyond what we could justify buying. Central Europe remains hindered by poor economics, but restructuring progress in POLAND and HUNGARY and a recovery in the outlook for Germany are improving their prospects.

    Looking ahead Asia continues to look favorable, especially CHINA and MALAYSIA. We remain cautious on KOREA and TAIWAN. Corporate restructuring has longer to run and valuations continue to look attractive, despite this year's rise. We plan to maintain our overweight stance on BRAZIL but are underweight all the other countries in Latin America as the poor economic environment overrides their value relative to Asia. VENEZUELA could soon be interesting; but MEXICO'S high correlation to the United States is still a cause for concern. In Europe we plan to continue to be positive on TURKEY, and RUSSIA remains interesting given the strength of oil prices. SOUTH AFRICA'S commodity plays and improving domestic economy continue to offer opportunities.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999

                  South Africa                     11.5
                  Turkey                           10.9
                  Taiwan                           10.4
                  India                             9.2
                  South Korea                       9.2
                  Brazil                            8.2
                  China                             7.6
                  Mexico                            6.6
                  Malaysia                          5.9
                  Indonesia                         5.6
                  Thailand                          2.9
                  Russia (Fed.)                     2.6
                  Cash                              2.2
                  Philippines                       1.7
                  Egypt                             1.3
                  Poland                            0.9
                  Pakistan                          0.8
                  Chile                             0.7
                  Greece                            0.5
                  Argentina                         0.5
                  Czech Republic                    0.3
                  Venezuela                         0.2
                  Peru                              0.1
                  Ghana                             0.1
                  Slovak Republic                   0.0
                  Miscellaneous                     0.0


             FUND COUNTRY WEIGHTS VERSUS IFC GLOBAL COMPOSITE INDEX
                              AT DECEMBER 31, 1999

                  Greece                           -6.6
                  Taiwan                           -5.2
                  South Korea                      -4.1
                  Chile                            -2.3
                  Saudia Arabia                    -2.3
                  Israel                           -1.8
                  Mexico                           -1.3
                  Argentina                        -1.3
                  Hungary                          -0.9
                  Morroco                          -0.6
                  Peru                             -0.5
                  Colombia                         -0.4
                  Bahrain                          -0.3
                  Jordan                           -0.3
                  Oman                             -0.2
                  Nigeria                          -0.1
                  Zimbabwe                         -0.1
                  Philippines                      -0.1
                  Sri Lanka                        -0.1
                  Venezuela                        -0.1
                  Slovak Republic                   0.0
                  Portugal                          0.0
                  Other                             0.0
                  Czech Republic                    0.0
                  Poland                            0.2
                  Egypt                             0.6
                  Pakistan                          0.6
                  Thailand                          1.0
                  Malaysia                          1.1
                  Russia (Fed.)                     1.4
                  China                             1.7
                  Brazil                            2.0
                  India                             2.9
                  South Africa                      4.2
                  Indonesia                         4.3
                  Turkey                            8.5

Source: Pictet International Management Limited.

The above shows the absolute over/under-weightings of the Fund relative to its Index.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

                        MARKET REVIEWS & INVESTMENT OUTLOOK

    The fourth quarter put the finishing touch to an extraordinary year during which the emerging market indices recovered their early 1998 highs, before surging to new levels in the last two months of the year. After the devastation of the Asian crisis, the Russian devaluation, the collapse of the LTCM hedge fund, and finally the Brazilian devaluation, the performance of the asset class in 1999 gives us confidence that all the risks are now discounted and global investors are beginning to return. On average, the fourth quarter returned over 25% making a total return for the year of over 60%. The emerging market indices have outperformed the MSCI World Index consistently since September 1998.

    The case for investing in emerging markets remains powerful and is built on several pillars. Global liquidity remains abundant and investors are willing to move further out along the risk curve than in recent history. This explains the enormous spread contraction we have seen in emerging market bonds, which are leading the re-rating of equity markets. This factor has further to go: with the EMBI+ spread currently at around 800 bps over US Treasuries, a further 100-150 bps of tightening is not demanding. Perhaps more importantly, the substantial upward revisions we have witnessed in global GDP for 2000 underpin the cyclical recovery in the developing world. Exports should pick up providing balance of payments support, currency strength, surplus domestic liquidity and a further narrowing of the risk premium. In summary, the vicious circle in which many of these countries were trapped appears to have turned into a virtuous one. Higher growth and strong current accounts may relieve political pressures and allow more disciplined economic policies, which in turn should be rewarded in the equity markets.

    What are the risks? Almost all are exogenous factors, the most important of which is the inflation environment, particularly in the United States. A benign US environment is a pre-requisite to the continued out-performance of the emerging markets. Substantially higher interest rates or an inverted yield curve could severely impact capital flows into riskier assets. Slower than expected growth in the Euro area or in Japan could also jeopardize the global cyclical recovery, dampening down commodity prices and delaying the balance of payments recoveries, especially in Eastern Europe and Latin America.

ASIA

    Asia recovered strongly in the fourth quarter after the profit taking experienced mid year. The best markets were Indonesia (41% in Q4 and 91% for the year), Thailand (40% in Q4 but only 47% in 1999) and Korea (31% in Q4 and 111% for the full year). Indonesia recovered as the political environment stabilized after the October elections. The currency also recovered to the 7000 level, ignoring repeated setbacks on the enactment of the crucial banking sector reforms (Standard Chartered scrapped its takeover of the scandal-ridden Bank
Bali) and more signs of separatist movements in parts of the archipelago. The domestic economy is now clearly growing, as evidenced by some good earnings reports in the consumer sector. The Korean market stormed back as the Daewoo troubles gradually evaporated from investors' minds. Exports continue to boom (especially electronics and cars), which has kept the current account surplus high, contrary to earlier expectations. The Thai market rose almost entirely due to buying in the telecom and Internet related stocks. However banking shares began to recover in December, as there were signs of reducing non-performing loans. Malaysia, Taiwan and the Philippines were poor in the fourth quarter but we maintain our confidence in Malaysia. The market shrugged off foreign selling prior to the lifting of capital controls in September, and the decision by MSCI to postpone its reinclusion into the main benchmarks until May 2000. In October Moody's upgraded six of the main banks and in December the incumbent Prime Minister Mahatir was returned to power, as expected. Although valuations are fair at best, the market looks likely to attract significant local and foreign liquidity especially if, as rumored, the remaining capital restrictions (a 10% withholding tax) are removed this year. Taiwan has not benefited from the heavy technology component despite a strong recovery in shipments following the September earthquake. The index has been held back by the poor performance of the banking sector and jitters over the March presidential elections. The Philippines has traded sideways as the roaring export sector still contrasts strongly with the poor domestic economy, as evidenced by rising non-performing loans in the banking sector. Accusations of corruption against the Estrada administration are rife; there has been a cabinet reshuffle and rising political uncertainty.

EUROPE

    Europe produced the two star performers, both for the quarter and the year. Turkey rose (103% in Q4 and 255% for the year) and Russia rose (116% in Q4 and 247% for the year), but the rest of the region was relatively subdued. Turkey reminds us very much of Brazil in 1993/1994, a very cheap stock market in a country on the cusp of a restructuring boom. The signing of the International Monetary Fund (IMF) accord last quarter could mark the beginning of fiscal discipline and interest rates have already halved in expectation. Unlike Brazil, Congress has wasted no time passing the necessary legislation; a very positive sign. Turkey must now deliver. Russia is at a much earlier stage, the asset revaluation point. The stock market fell by 95% from its peak to the low and is currently in the process of correcting this disparity. This move is supported by very strong liquidity: inflation remains under control and there is a high current account surplus, boasted by strong oil prices. Politically, Yeltsin's resignation and the effective hand picking of his successor has been warmly received by the markets. Whilst remaining vague, Putin, the new Prime Minister, has tried hard not to alienate investors. The risk remains high but at current market levels, the downside appears limited. Our views are mixed elsewhere in Europe although Hungary (25% in Q4 but only 15% for the year) has some opportunities. Here the economic numbers have been in a consistently positive trend. We expect further cuts in interest rates early this year which could boost the stock market. The current account appears under control, removing one source of worry, and industrial production is rising at over 14% on an annual basis. In Poland (25% for Q4 but only 22% for the year) the market remains concerned about the current account, despite strong Foreign Direct Investment flows. This has translated into extreme currency volatility. In Czech Republic (-9% in Q4 and -1% for the year) the market remains depressed due to the lack of transparency and persisting structural problems. This is despite the fact that it is the most geared economy to the European recovery, after Hungary. Greece (-7% in Q4 but 66% for 1999) remains our biggest underweight in Europe. The stock market has been highly volatile with retail domestic investors accounting for the majority of volume. Despite being firmly on the convergence track, we cannot justify the current valuations with the exception of a few stocks like Panafon or OTE.

MIDDLE EAST, AFRICA AND INDIA

    We are overall positive on the region with Pakistan, South Africa and India as firm favorites. The October military coup in Pakistan (9% in Q4 and 40% for the year) was welcomed locally but condemned internationally (with words rather than actions). The new government's attempts to fix the country's economic ills, and endemic corruption, have yet to yield results but local investors are hopeful. In India (11% in Q4 but 18% for the year) the outperformance was driven by the October elections where an excellent result for the BJP coalition eventually drove the index back up to its old highs. The new government has been quick to wield its majority, for example by imposing much needed 40% increases in fuel prices. Privatization will be the next key test. Foreign investors' confidence has improved, with buying interest joining local activity in focusing on the technology sector. We continue to hold tech shares, plus selected cyclicals which look likely to benefit from the incipient economic recovery. South Africa (20% in Q4 and 56% in 1999) is a market we have recently been adding to. The index returns mask huge gains in some cyclical stocks whereas banks and gold mines have been held back. With the economy now in a strong recovery interest rates may only have another 100-150 bps to fall. The banking sector, one of the laggards, has recently started to consolidate which could help the market rally.

LATIN AMERICA

    Latin America's two main markets also enjoyed a very strong end to the year although Brazil (61%) only just matched the 67% benchmark return for the year. Mexico (35%) comfortably beat the index in 1999, rising 79%. In Brazil the defeat of inflation has led to lower rates and a huge shift into equities by local investors. When combined with foreign buying, daily volumes on the exchange have soared. Moody's upgraded the local currency debt and restructuring fever hit the telecom sector as the controlling groups sought to buy out the minority shareholders in their operating subsidiaries. The Mexican market was boosted by strength in telecom and Internet related stocks, as well as soaring bank stocks. The latter were boosted by the sudden possibility of early approval of the new bankruptcy law. Industrial production growth which decelerated in October, resumed its strong trend in November (6% year-on-year) providing further support to equity prices. Elsewhere in Latin America, the markets continued to disappoint, blighted by a lack of liquidity and domestic problems. Argentina's (4% in Q4 but only 33% for the year) fixed currency regime continues to exact a heavy price on the economy. Politically there has been progress with deficit cutting measures, thanks to IMF support, but the country's US$50bn financing requirement in 2000 looks daunting. In Chile (14% in Q4 but only 35% in 1999) the economic recovery seems clearly in place but the presidential election is too close to call at the time of writing and has held back equity returns. The smaller Latin markets have been almost forgotten, posting negative returns in many cases. We highlight Venezuela for cheap valuations and note that President Chavez, whilst unconventional in his public speeches, has not actually implemented any unorthodox measure in his first year as President. The other markets are almost uninvestible for the average foreign investor at current levels of liquidity.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                             PORTFOLIO MANAGER'S REPORT

    International small companies had an excellent year in 1999, outperforming large caps by a significant margin to reverse two years of poor performance. We are pleased to report that the Fund recorded a gain of 86% over the year, more than 50% ahead of the HSBC World ex-US Smaller Companies Index. Our focus on companies in the most exciting segments of the European and Asian economies, such as information technology, electronics, media, leisure and other services, was the basis for this outperformance.

    1999 marked the appearance of exciting new themes in international markets. Japan staged a spectacular return to form and the local component of the benchmark index rose more than 115% in Dollar terms. This surge in enthusiasm can be attributed to the emergence of "New Japan" segments of the economy, such as technology, communications and services, and the potential for corporate restructuring. International investors embraced these trends early but the increase in the number of Japanese funds dedicated to these sectors demonstrate that the idea has taken hold at home as well.

    The European equity landscape also changed significantly in 1999. Markets such as the Neuer Markt and the Nouveau Marche have given many of Europe's most exciting young companies the opportunity to go public. The growth in the number and value of listed companies in more rapidly growing segments of the economy, together with the gradual shift of savings out of traditional fixed income instruments, was a powerful combination. While the overall performance of European small caps was lacklustre in a global context, growth stocks had an outstanding year.

    One other important theme in 1999 was the recovery of Asian economies from the crisis which engulfed the region in 1998. The resilience of the US economy and the recovery in Europe, together with positive liquidity conditions in the region, were the catalysts for this resurgence.

    Concerns over valuations of growth stocks in Japan and Europe have forced us to book profits on many of the top performing stocks in the portfolio. It has been easier to reinvest in more attractively priced securities in Europe than in Japan, and consequently, we are currently overweight in Europe, and underweight in Japan. Funds expect to be reinvested in Japan to take advantage of stock specific opportunities, or to participate in any improvement in the outlook for companies in more traditional sectors of the economy. We have identified several outstanding investment opportunities in Asia ex-Japan, and consequently we are fully weighted in the region.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
--------------------------------------------------------------------------------

               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999

                  UK                                19.6
                  Japan                             15.2
                  France                            14.1
                  Germany                           10.2
                  Switzerland                        9.1
                  Finland                            4.8
                  Italy                              4.4
                  Australia                          3.5
                  Netherlands                        3.3
                  Denmark                            3.2
                  Hong Kong                          2.5
                  Singapore                          2.2
                  Cash                               1.8
                  China                              1.8
                  Norway                             1.4
                  Spain                              0.8
                  Belgium                            0.8
                  Sweden                             0.7
                  Austria                            0.6

  FUND COUNTRY WEIGHTS VERSUS HSBC JAMES CAPEL WORLD EX-U.S. SMALLER COMPANIES
                              AT DECEMBER 31, 1999

                  Japan                           -12.1
                  Spain                            -2.2
                  Sweden                           -2.1
                  Ireland                          -1.4
                  New Zealand                      -1.2
                  Netherlands                      -1.1
                  Portugal                         -1.1
                  Austria                          -0.9
                  Italy                            -0.4
                  Singapore                        -0.4
                  Norway                           -0.4
                  Belgium                          -0.4
                  Denmark                          -0.3
                  Malaysia                          0.0
                  Other                             0.0
                  Australia                         0.1
                  Hong Kong                         0.3
                  UK                                0.9
                  Finland                           2.9
                  Switzerland                       4.6
                  Germany                           6.3
                  France                            7.2


Source: Pictet International Management Limited.

The above chart shows the absolute over/under weightings of the Fund relative to its Index at the end of the fourth quarter.

PANORAMA TRUST PICTET INTERNATIONAL
SMALL COMPANIES FUND
--------------------------------------------------------------------------------

                        MARKET REVIEWS & INVESTMENT OUTLOOK

CONTINENTAL EUROPE

    The final quarter of 1999 was marked by confirmation of the positive economic trends which have placed Continental Europe on a very strong footing for the coming year. Gross Domestic Product growth is now expected to exceed 3% in 2000, up from an estimated 2.1% in 1999. Key to the improvement has been the upturn in the manufacturing sector on the strength of improving global economic conditions and the competitive advantage derived from the depreciation of the Euro.

    Much of the good news in the final quarter came from two of the region's laggards, Germany and Italy. Germany's key driven survey of business confidence has risen to an 18 month high and the rate of growth of manufacturing orders has increased. Business sentiment has also improved in Italy, led by the recovery of exports, and the Italian government now expects the economy to grow more than 2% in 2000, up from an estimated 1.3% in 1999, the slowest rate of growth in the Eurozone group of countries.

    This improvement in the fortunes of German and Italian manufacturers eases the burden on France, which led the recovery in Europe, and on the consumer sector, which had been the engine in the initial stages of this recovery. While unemployment remains high by global standards, trends are encouraging and consumer confidence is buoyant. Unemployment in the Eurozone dipped below 10% for the first time since October 1992 led by significant reductions in the number of jobless in France (7 year low), Germany (3 year low) and Italy (5 year low).

    At this point, the economic recovery has not resulted in a major deterioration in the outlook for inflation. Rising oil prices have had a negative impact on producer prices but the effects of the decline in the value of the Euro have been limited as only about 10% of aggregate regional demand is met by imports. The annual rate of growth in consumer prices expanded to 1.6% in November, a 2 year high, but this is still well within the European Central Bank's (ECB) 2% upper band.

    One area of concern, however, may be the disparate rates of change in prices within the region. While inflation is only about 1% in France and Germany, prices are rising at a much faster rate in some of the smaller Eurozone countries. We should also acknowledge the warning signals implicit in the rapid rate of growth in money supply. The annualized 6% increase is well ahead of the ECB's 4.5% "reference rate" of growth.

    The ECB elected to counter these risks with a 50 basis point increase in interest rates to 3% early in November. Markets interpreted this as a pre-emptive strike which could reduce the need for more aggressive intervention this year. Equity markets responded well although interest was confined to familiar themes and technology, media and communications stocks outperformed companies from more traditional industries by a wide margin.

    This enthusiasm for growth stocks is warranted by excellent long-term prospects and a supportive liquidity environment. However, the rally at the end of last year pushed valuations to extreme levels in some sectors and we continued to book profits on top performing stocks to reinvest in more attractively valued securities.

    Despite the risk of a correction in the near term, we remain positive on the outlook for European small caps. Our enthusiasm reflects the belief that these companies will be the principal beneficiaries of the emergence of "New Europe" segments of the economy, such as technology, outsourcing and other business and consumer services. Small caps may also benefit from the continued shift of personal and institutional investment funds out of traditional fixed income investments and into equities. Now that the biggest European investors have largely completed the post-Euro restructuring of their large cap portfolios, they should turn to the small and mid-cap markets for new investment ideas. Finally, small cap investors may be the principal beneficiaries of the continued flow of new issues from some of the region's most innovative companies.

UNITED KINGDOM

    UK small caps had an excellent year relative to Continental Europe. Smaller companies also outperformed local large caps by a wide margin to end a period of underperformance which culminated in a dismal 1998. This improvement would have been entirely warranted by fundamentals. UK small caps have the dual advantage of being more highly geared to the improving local economy than blue chips, and being far more reasonably valued. However, fundamentals actually had only a limited impact in 1999. As in Europe, thematic appeal was more important and the performance of UK small caps was led by companies in growth sectors, technology, media and communications in particular.

    The relatively subdued performance of cyclical and value stocks masks a significant improvement in economic performance. GDP expanded an estimated 1.9% in 1999, down from 2.2% in 1998, but expectations for 2000 have risen to about 2.8%. Unemployment has fallen to a 19 year low, income growth is strong, lending is expanding quickly and house prices are rising at the fastest pace in 10 years. The tide has also turned in the beleaguered industrial sector; factory orders have hit a two year high and exports are growing, which indicates that manufacturers have finally come to terms with the relative strength of Sterling.

    On the inflation front, consumer prices rose 2.2% in November, the 8th consecutive month this indicator came in below the Bank's 2.5% target. Producer prices are rising at an annual rate of about 2%. While these indicators do not justify a much tighter stance on their own, the Bank is expected to focus instead on the impact of rising wages, credit and house prices. The 25 basis point increase in base rates announced in November, which pushed the base rate up to 5.5%, does not appear to have dampened enthusiasm and the Bank is expected to boost rates by a further 25 to 50 basis points in the coming months.

    The portfolio had been positioned to take full advantage of the outstanding performance of UK growth stocks in the latter part of 1999. Valuations in the top performing sectors are at risk in a rising rate environment and we have elected to lock-in gains on the best performing stocks over the past few months. Experience has taught us that liquidity in the UK small cap market can disappear quickly when sentiment turns and we are cautious on this market's potential relative to the rest of Europe. However, there are a vast number of high quality small caps listed in the UK and we have continued to identify new investment candidates which have the potential to outperform the region. We expect to maintain a neutral to slightly underweight position in this market in the coming months.

JAPAN

    The strong momentum that has characterized the Japanese equity market all year continued in the first half of the quarter, so that by mid-November over-the-counter (OTC) stocks had risen a further 25% from September's close. However, aggressive profit taking in the high-flying sectors ahead of the year-end saw the Jasdaq index up less than 15% at quarter end. Large caps continued to underperform over the period, recording a more modest advance.

    The market continued to be driven almost exclusively by the communication and service sectors, both of which rose by more than 50% over the quarter, maintaining the very narrow focus of investors. While the lack of market breadth is something of a global phenomenon it appears to be particularly extreme in Japan, where approximately 50% of the Nikkei's rise of nearly 70% this year can be attributed to just ten stocks.

    It has been a curious characteristic of Japan that while improving economic fundamentals have undoubtedly been a major factor in the market's rise (indeed the Topix index has shown a strong correlation with economic expectations for the last decade), the performance of cyclical shares has been remarkably poor. The construction, steel and metals sectors have all fallen by over 20% over a period in which expectations for GDP growth rose by over half of one percent. Foreign investors increased their weighting of cyclical shares but the failure of this strategy to reap its reward so far reflects two factors; firstly the fact that confidence in the economy for the next two years is not improving and secondly, the ongoing deflationary pressure on raw material prices experienced by Japanese producers.

    Another relevant contributor is the extent to which the Japanese market has been driven by international money flows, and the type of momentum investing that has proved so successful in the US this year. It is too early to tell at this stage whether the sharp declines in some of the stellar performers over the final weeks of the year signals the return to a more value-orientated approach, but there can be little doubt that at some stage this year such a narrow methodology will have to be re-assessed.

    The Bank of Japan's (BOJ) official assessment of the economy is mirrored by that of investors in that neither sees strong signs of a self-sustaining recovery. While external demand (especially from Asia) is strong, and public works have been positive, private capital expenditure is falling and consumer confidence is fragile. With the strength of the Yen a major risk to recovery, the market is increasingly looking for monetized intervention from the BOJ to provide the necessary liquidity in such a period of radical economic adjustment.

    The longer term fundamentals are encouraging. While the most recent interim results season showed modest growth in earnings of around 4% at the recurring level, greater management focus and re-structuring should see strong gains in the next two years regardless of the extent of macro-economic growth. Added to that, foreign direct investment and merger activity are likely to be supportive.

    We have recently trimmed our exposure to return to a modestly underweight position, reflecting the excessive valuations to which many small caps have been driven. However, we will interpret an increase in liquidity very positively, and will be monitoring the BOJ's actions closely, and also looking for signs of credit creation in the private sector.

ASIA PACIFIC

    Asian markets performed strongly in the final quarter of the year due to regional factors as well as a more optimistic outlook for the extent and timing of future interest rate rises in the US. Notwithstanding some profit taking ahead of the year end, most markets registered gains, with Hong Kong and Singapore especially strong, rising around 20% and 15% respectively. Local bourses on the Chinese mainland were the exception, all falling by over 10%.

    November was the banner month, for not only were US equities responding favorably to the new interest rate environment, but it was also the month in which agreement was reached surrounding the terms under which China could join the WTO. In Hong Kong, sentiment was also boosted by the Disneyland announcement and the release of encouraging retail sales figures for September.

    Hong Kong and China had been areas of disappointment amid the very buoyant picture elsewhere in the region so signs of improvement were greeted enthusiastically by investors. Employment conditions have been stabilizing in Hong Kong, but unemployment fell only modestly in the most recent quarter despite large scale infrastructure projects. In China also, very strong export growth is being tempered by the inability of the Chinese authorities to "pump prime" the domestic economy with aggressive fiscal spending. In both cases, Keynesian policies are being frustrated by the rising propensities of understandably cautious individuals to save while in the long term taxation will have to rise to check the budgetary shortfalls. Thus investors view the persistent deflation in China, which increased last month to 2.8% against 2.7% for the previous quarter, with dismay, but responded very positively to the fragile signs of a recovery of consumer confidence in Hong Kong.

    In Singapore, markets rose as trade, industrial output and retail sales figures indicated favorable domestic and external conditions for growth. Strong global demand and increased pricing power in key sectors such as electronics continues to bode well for the export sector while structural enhancements through financial reforms should promote internal growth. Inflation has remained subdued thus far though increased capacity utilization, a tighter labor market and rising oil prices are likely to result in upward pressure on prices in the medium term.

    Australia's performance over the quarter was relatively lacklustre in spite of a benign economic background, with the feature being the belated rally in technology and communication shares. Metal prices were relatively subdued given the much-hyped likelihood of a build up in inventories ahead of the year end as long hedge positions were unwound.

    While data in mainland China and Hong Kong is mixed, we believe that economic liquidity in the region will remain firm enough to underpin markets, with considerable room for upside as corporate newsflow improves. We are concentrating our research efforts on high tech and service companies, adding to our neutral weighting in the region on a bottom-up basis. Next quarter is likely to see a number of attractive equity issues and we will endeavor to participate where appropriate.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

                             PORTFOLIO MANAGER'S REPORT

    For the year the Fund returned 35.6% compared to 32.1% for the benchmark with most of this performance being booked over the last months. Over the final quarter of the year the Fund returned 35.2% compared to 27.4% for the Barings Eastern Europe Index, producing an out-performance for the period of 7.8%.

    The largest contribution (610 bps) to this out-performance came from the Russian portion of the portfolio, with most of it from the stock selection (419 bps). Throughout the period we kept an overweight in the oil stocks. Our favorites Surgutneftegaz and Tatneft largely outperformed the Russian market. Surgutneftegaz being the best managed oil and gas company in Russia and the only one that increased its production output, is currently trading above its 1998 pre-crisis levels. Tatneft managed to restructure its foreign debt and was helped throughout the year by a strong oil price. Over the last quarter we moved to accumulate UES and Rostelekom, both of which added performance in December.

    In Poland, good stock selection especially in the last quarter combined with an underweight position contributed to the Fund's overall out-performance of 58 bps. We were underweight the banks with the exception of Pekao and BRE. Telecoms and the IT sectors were the other drivers behind the out-performance. Optimus, the only Internet related play largely out-performed the index. In Hungary we added 299 bps. We capitalized on our overweight in the chemicals and the pharmaceuticals to add 201 bps through stock selection. In the Czech Republic we remained underweight and added an additional 146 bps to the overall out-performance. In this market our main bets have been in the telecom sector.

    Peripheral markets such as Croatia (-259 bps) and Estonia (-50 bps) had an overall largely negative effect on performance.

    Towards the end of the year we increased our cash position due to the Y2K concerns. The average position throughout the year was 4% and has contributed 44 bps to the overall performance. Currently we are increasing further the Russian exposure which will reduce the cash level. The Fund, we believe, is well positioned to benefit from the convergence play of Central Eastern Europe and from a possible re-rating of the Russian market.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

               FUND COUNTRY WEIGHTS AS A PERCENTAGE OF NET ASSETS
                              AT DECEMBER 31, 1999

                  Poland                            29.8
                  Hungary                           29.7
                  Russia (Fed.)                     25.1
                  Czech Republic                    10.4
                  Croatia                            2.5
                  Cash                               1.6
                  Estonia                            0.9

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------

                       MARKET REVIEWS & INVESTMENT OUTLOOK

    Eastern Europe saw in 1999 a significant rise in valuations with the Russian market delivering a remarkable performance of over 100%. We expect in Central Eastern Europe this trend to continue on the back of the expanding convergence process and improving growth prospective for the core Euroland. In Russia the recent developments should significantly reduce political instability and further raise the upside for the equity market.

    Throughout the period the POLISH market was under the mixed influence of economic and corporate developments. In November the Monetary Policy Council increased last time rates massively from 14% to 16.5% in response to a rapidly intensifying concern about achieving the end-1999 inflation target. The shadow of a ballooning current account deficit continued to hang over the market throughout the whole period. On the corporate level within only two months Elektrim saw its stock being downgraded from a major Eastern European blue chip to a high risk holding with an uncertain future. At the same time the economy continued to grow rapidly and posted its strongest real Gross Domestic Product
(GDP) growth for a year with a 4.9% rise in the third quarter. Foreign Direct Invesment continues to be very strong, and the introduction to the stock market of Polski Koncern Naftovi (PKN) was well received. Agora, the biggest media publisher, is expected to unveil its Internet strategy this month and the stock hit an all-time-high. Other Internet related stocks like Prokom and Optimus were the market's favorites as an industry shift toward value added products is taking place. Provided the government manages to control the current account deficit, the Polish market could offer good upside especially on the back of improved liquidity coming from the pension funds.

    Especially over the last quarter of 1999 HUNGARY started to produce a consistent stream of positive numbers which provided solid support for the stock market. The current account appears under control and the GDP growth for 1999 is expected to be above 4%. Industrial output rose 14.3% year-on-year in October, following a 13.6% rise in September. All this culminated in a stock market rally of 13.9% for the month of December and a yearly performance of nearly 40%. Chemicals (Borsodchem, TVK) and pharmaceuticals (Richter) outperformed consistently and continue to offer upside. Improved GDP growth, combined with a benign current account deficit outlook, should continue to support Hungarian asset prices and the exchange rate. This is likely to lead to another interest rate cut in the first quarter of 2000.

    Next to Hungary, the CZECH REPUBLIC is well positioned to benefit from the European recovery. Improving trade balance was the immediate consequence, and that despite the strong crown. Exports to the European Union now stand at almost 70% of total exports. Unfortunately this is unlikely to feed through to the stock market in the near term due to persisting structural problems. In addition there is the threat of rising inflation and interest rates. The market under performed the rest of the universe which is likely to continue due to limited liquidity and a small number of investible stocks.

    In a last surprise move, Boris Yeltsin resigned on New Year's Eve. The RUSSIAN market rallied sharply on the back of this news and Surgutneftegaz exceeded its pre-crisis levels. It appears now that the political battle for the presidency was won before it had really begun. In a very typical Russian way, Yeltsin managed to handpick his successor, making Prime Minister Putin the acting president. Given the outcome of the Duma elections, Putin will most probably be elected as president and is likely to enjoy a much more co-operative and friendly Duma. This new political alignment is very promising for Russia, since it will enable the president to implement the long-needed reforms. Despite the rally, major risks remain for the Russian market, the main one being Putin himself. So far he has given very few and very vague indications of his true intentions. The other major risk is that Putin may not, after all, be elected as president. His popularity is almost entirely based on the Chechen campaign which, as history shows, can very quickly turn sour. Nevertheless, chances are that the new political alignment will survive and that Putin will prove pragmatic enough and will move forward with the market reforms. We continue to overweight the market but shift the emphasis from the oil stocks (Surgutneftegaz and LUK-Oil) to the utilities and the telecoms.

    Despite its recent rally, Russia remains an under valuation story. We expect to continue to focus most of the Russian exposure in the large capitalization stocks which so far has paid handsomely. The recent change of power in Moscow is likely to bring a medium-term rerating of this market and we aim to capitalize on improving liquidity in the second-tier stocks. In Central Eastern Europe we overweighted Hungary on improved fundamentals and in anticipation of strong foreign inflows. We expect that the restructuring in Poland and the Czech Republic will uncover corporate value and are looking for access ahead of market flotation.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

--------------------------------------------------------------------------------
                      PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                        PICTET GLOBAL EMERGING MARKETS FUND

                                        VS.

            INTERNATIONAL FINANCE CORPORATION GLOBAL COMPOSITE INDEX
                                  TOTAL RETURN+

                         Pictet Global            International Finance
                           Emerging                 Corporation Global
                           Markets                  Composite Index
                           Fund                      Total Return
--------------------------------------------------------------------------------
       10/95              $10,000                      $10,000
       12/95                9,529                        9,702
       12/96               10,321                       10,468
       12/97                9,156                        8,768
       12/98                7,029                        6,921
        3/99                7,401                        7,535
        6/99               10,044                        9,572
        9/99                8,805                        9,192
       12/99               11,499                       11,259

International Finance Corporation Global Composite Index Total Return is an index composed of 1,650 stocks covering 27 markets.

Index information is available at month-end only; therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
    AVERAGE ANNUAL TOTAL RETURN*
    PICTET GLOBAL EMERGING MARKETS FUND                          ACTUAL
    -----------------------------------                          ------
    Year Ended 12/31/99                                          63.58%
    Inception (10/04/95) through 12/31/99                         3.35%
--------------------------------------------------------------------------------
         * Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                     PICTET INTERNATIONAL SMALL COMPANIES FUND

                                       VS.

          HSBC JAMES CAPEL WORLD EXCLUDING U.S. SMALL COMPANIES INDEX+
                                        &
           FINANCIAL TIMES/S&P WORLD EX-U.S. MEDIUM-SMALL CAP INDEX++

                                        HSBC             Financial Times/
                   Pictet         James Capel World          S&P World
                International         excluding              ex-U.S.
                    Small             U.S. Small          Medium-Small
                  Companies           Companies                Cap
                     Fund              Index                  Index
--------------------------------------------------------------------------------
    07-Feb-96      $10,000            $10,000               $10,000
    31-Dec-96       10,285             10,649                10,297
    31-Dec-97        9,495              9,284                 9,207
    31-Dec-98       10,003              9,590                10,540
    31-Mar-99       10,645              9,940                10,699
    30-Jun-99       11,719             11,089                11,222
    30-Sep-99       12,890             12,039                11,674
    31-Dec-99       18,651             12,814                12,308

 + The HSBC James Capel World excluding U.S. Small Companies Index is an index composed of 1,200 smaller company stocks covering 21 markets.

++ The Financial Times/S&P World Indices are capitalization weighted indices.
   The Financial Times/S&P World ex-U.S. Medium - Small Capitalization Index represents the bottom 25% of the World Index in terms of market capitalization.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*
    PICTET INTERNATIONAL SMALL COMPANIES FUND                     ACTUAL
    -----------------------------------------                     ------
    Year Ended 12/31/99                                           86.45%
    Inception (02/07/96) through 12/31/99                         17.34%
--------------------------------------------------------------------------------
         * Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
                    PORTFOLIO HIGHLIGHTS -- DECEMBER 31, 1999
--------------------------------------------------------------------------------

                  HYPOTHETICAL ILLUSTRATION OF $10,000 INVESTED IN
                            PICTET EASTERN EUROPEAN FUND

                                        VS.

           INTERNATIONAL FINANCE CORPORATION GLOBAL EASTERN EUROPE INDEX+
                                         &
                         BARINGS EASTERN EUROPE INDEX++

                    Pictet        International Finance     Barings
                   Eastern            Corporation           Eastern
                  European          Global Eastern           Europe
                    Fund             Europe Index             Index
--------------------------------------------------------------------------------
      4/98        $10,000              $10,000              $10,000
      6/98          7,790                6,365                6,916
      9/98          5,360                3,097                4,033
      12/98         6,607                3,977                5,052
      3/99          6,576                4,142                4,820
      6/99          8,071                5,319                6,042
      9/99          6,627                4,459                5,239
      12/99         8,960                6,258                6,672

 + The International Finance Corporation Global Eastern Europe Index is an index composed of 141 stocks covering 5 markets.

++ The Barings Eastern Europe Index is an Index composed of 88 stocks covering 4 markets.

Index information is available at month-end only, therefore, the closest month-end inception date of the Fund has been used.

NOTE: The performance shown represents past performance and is not a guarantee of future results. The Fund's share price and investment return will vary with market conditions, and the principal value of shares, when redeemed, may be more or less than original cost.

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURN*
    PICTET EASTERN EUROPEAN FUND                                 ACTUAL
    ----------------------------                                 ------
    Year Ended 12/31/99                                          35.63%
    Inception (04/07/98) through 12/31/99                       -10.40%*
--------------------------------------------------------------------------------
         * Assumes the reinvestment of all dividends and distributions.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Portfolio of Investments                                      December 31, 1999
--------------------------------------------------------------------------------

                                                                    Value
  Shares                                                           (Note 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 93.6%
ARGENTINA - 0.5%
     75,000   Quilmes Industrial SA, ADR                           $    895,312
                                                                   ------------
BRAZIL - 4.0%
     15,500   Brasil de Distribuicao Grupo SP, ADR                      500,844
     39,300   Cia Vale Do Rio Doce                                      913,700
 16,240,000   Electropaulo Metropolitana SA                           1,051,802
     73,300   Embratel Participacoes SA, ADR                          1,997,425
  8,566,000   Light Servicos de Electricidade SA                        943,611
     18,700   Tele Centro Sul Participacoes, ADR                      1,697,025
 27,200,000   Tele Norte Leste Participacoes SA+                        489,344
                                                                   ------------
                                                                      7,593,751
                                                                   ------------
CHILE - 0.7%
     13,390   Cia Cervecerias Unidas SA, Sponsored ADR                  429,317
     45,660   Masisa SA, Sponsored ADR@                                 587,872
     11,450   Quimica y Minera de Chile SA, Sponsored ADR,
              B Shares                                                  361,391
                                                                   ------------
                                                                      1,378,580
                                                                   ------------
CHINA - 7.6%
2,095,000     Beijing Datang Power Generation Company, Ltd.,
              Class H+                                                  344,967
  2,096,000   China Everbright International, Ltd.                    1,725,658
    980,000   China Merchants Holdings International Company, Ltd.      806,844
  5,282,000   China Shipping Haisheng Company, Ltd.+                  1,046,412
    493,000   China Telecom, Ltd.                                     3,082,241
  1,580,000   Cosco Pacific, Ltd.                                     1,310,992
  1,420,000   Great Wall Technology Co.+                              1,379,173
    987,000   Guangdong Kelon Electric Holding, Class H                 749,122
    424,000   Legend Holdings, Ltd.                                   1,052,705
  4,328,000   Shanghai Petrochemical Company, Ltd.                      679,251
  2,160,000   TCL International Holdings, Ltd.+                       1,514,376
  2,658,000   Yizheng Chemical Fibre Company, Ltd., Class H+            743,700
                                                                   ------------
                                                                     14,435,441
                                                                   ------------
CZECH REPUBLIC - 0.3%
    264,320   Ceske Energeticke Zavody AS+                              653,326
                                                                   ------------
EGYPT - 1.2%
    150,000   Al Ezz Porcelain                                          292,918
     93,999   Arabian International Construction                        350,358
     67,000   Commercial International Bank                             978,730
        200   Egyptian Financial and Industrial                           1,754
         25   Egyptian Starch & Glucose Manufacturing Company+              135
    136,585   Ezz Steel                                                 399,284
     16,883   Orascom Construction Industries+                          347,951
                                                                   ------------
                                                                      2,371,130
                                                                   ------------
GHANA - 0.1%
     47,500   Ashanti Goldfields GDR                                    124,688
                                                                   ------------
GREECE - 0.5%
     70,900   Panafon Hellenic Telecom SA                               951,968
                                                                   ------------
INDIA - 9.3%
     83,647   India Access Fund, Ltd.+##                                993,308
     97,200   Larsen & Toubro, Ltd., GDR+                             3,231,900
     80,000   Mahanagar Telephone Nigam, Ltd., GDR                      900,000
     20,000   Ranbaxy Laboratories, Ltd., GDR+                          442,000
    120,000   Reliance Industries Ltd., GDR                           1,716,000
     90,000   State Bank of India, CDS                                1,098,000
    278,100   Tata Engineering and Locomotive Company, Ltd.,
              Sponsored GDR                                           1,473,930
    281,800   The India Fund, Inc.                                    4,720,150
     25,000   Videsh Sanchar Nigam, Ltd., GDR+                          615,000
     95,000   Videsh Sanchar Nigam, Ltd., GDR, S Shares               2,430,495
                                                                   ------------
                                                                     17,620,783
                                                                   ------------
INDONESIA - 5.7%
  2,652,000   Astra Agro Lestari Tbk                                    740,093
  1,455,500   Astra International Tbk+                                  781,127
              101,312,000 Bank Internasional Indonesia (F)            2,174,855
    365,000   Gudang Garam Tbk                                          982,039
     54,000   Gulf Indonesia Resources, Ltd.+                           438,750
    666,000   Indofood Sukses Makmur Tbk                                833,989
  3,675,000   Matahari Putra Prima Tbk                                  617,979
  2,444,500   Pabrik Kertas Tjiwi Kimia                                 795,884
  1,903,000   Ramayana Lestari Sentosa@                               1,606,826
    167,308   Telekomunikasi Indonesia, ADR, Series B                 1,840,388
                                                                   ------------
                                                                     10,811,930
                                                                   ------------
MALAWI - 0.0%
      9,000   Press Corporation, Ltd., GDR +@##                          31,500
                                                                   ------------
MALAYSIA - 5.9%
    458,000   AMMB Holdings Berhad                                    1,096,789
    213,000   Genting Berhad                                            756,710
  2,180,000   Land & General Berhad                                     963,789
    508,000   Malayan Banking Berhad                                  1,804,737
    414,000   Malaysia International Shipping Corporation Berhad        680,921
    200,000   Malaysian Pacific Industries Berhad                     1,289,474
     70,000   Nestle Malaysia Berhad                                    302,105
  2,500,000   Pan Malaysian Industries Berhad                           476,974
    410,000   Resorts World Berhad                                    1,176,053
    247,000   Star Publications (Malaysia) Berhad                       695,500
    674,000   Tenaga Nasional Berhad                                  1,738,211
    190,000   United Engineers (Malaysia) Berhad                        302,500
                                                                   ------------
                                                                     11,283,763
                                                                   ------------
MEXICO - 6.6%
     78,000   Carso Global Telecom                                      732,665
    726,000   Consorcio ARA, SA de CV                                 1,202,976
    731,000   Controladora Comercial Mexicana SA de CV                  979,810
    141,000   Grupo Carso SA de CV, Series A1                           702,396
    832,000   Grupo Elektra SA de CV, CPO                               820,146
     66,000   Grupo Iusacell SA, Series L                               973,500
    320,000   Grupo Mexico SA, Class B                                1,585,646
    232,000   Grupo Sanborns SA, Series B+                              514,195
     19,600   Grupo Televisa SA, Sponsored GDR                        1,337,700
    240,000   Hylsamex SA, BCP                                          704,169
     86,800   Pepsi-Gemex SA, Sponsored GDR                             558,775
     16,000   Telefonos de Mexico SA, Sponsored ADR, Class L          1,800,000
     68,600   TV Azteca, SA de CV, CPO Shares+                          617,400
                                                                   ------------
                                                                     12,529,378
                                                                   ------------
PAKISTAN - 0.8%
  1,480,000   Hub Power Company, Ltd.                                   609,823
    250,086   Pakistan State Oil Company, Ltd.                          936,344
                                                                   ------------
                                                                      1,546,167
                                                                   ------------
PERU - 0.1%
     10,500   Southern Peru Copper Corporation                          162,094
                                                                   ------------
PHILIPPINES - 1.7%
  2,770,000   Benpres Holdings Corporation+                             419,280
  8,182,000   Filinvest Land, Inc.+@                                    832,412
  8,374,500   International Container Terminal Services, Inc.+@         758,484
     22,600   Philippine Long Distance Telephone                        584,775
    271,000   Philippine National Bank@                                 638,834
                                                                   ------------
                                                                      3,233,785
                                                                   ------------
POLAND - 0.9%
     57,210   KGHM Polska Miedz SA, GDR                                 772,335
     25,000   Netia Holdings SA, ADR+                                   440,625
     87,910   Telekomunikacja Polska, GDR, Series A                     571,415
                                                                   ------------
                                                                      1,784,375
                                                                   ------------
RUSSIA - 2.6%
     80,000   Gazprom, ADR                                              678,000
     20,600   LUKoil Holding, Sponsored ADR                             831,725
    300,000   Mosenergo, Sponsored ADR                                1,057,500
    271,100   Unified Energy Systems GDR                              2,338,238
                                                                   ------------
                                                                      4,905,463
                                                                   ------------
SLOVAKIA - 0.0%#
      5,326   Nafta Gbely AS@##                                          45,724
                                                                   ------------
South Africa - 11.5%
     44,000   Anglo American Plc                                      2,830,869
     15,000   AngloGold, Ltd.                                           771,568
     82,300   Anglovaal Mining, Ltd.                                    716,699
    200,000   Barlow, Ltd.                                            1,439,480
    100,000   De Beers Centenary, Linked Units                        2,908,205
    450,000   Iscor, Ltd.                                             1,703,493
     50,000   Johnnies Industrial Corporation, Ltd.+                    584,890
    700,000   Metro Cash and Carry, Ltd.                                796,101
    665,000   Sanlam, Ltd.+                                             929,163
    377,000   Sappi, Ltd.                                             3,724,062
    190,000   Sasol, Ltd.                                             1,602,112
    145,000   South African Breweries, Ltd.                           1,474,736
    271,700   Standard Bank Investment Corporation., Ltd.             1,127,853
    113,000   Tiger Oats, Ltd.                                        1,303,493
                                                                   ------------
                                                                     21,912,724
                                                                   ------------
SOUTH KOREA - 9.2%
     12,230   Cheil Jedang Corporation                                1,410,947
    143,300   Hanjin Heavy Industries                                   706,719
     28,000   H & CB                                                    887,715
     49,347   Hyundai Electronics Industries Company                  1,047,347
     82,775   Kia Motors Corporation                                    517,571
     11,670   Korea Electric Power Corporation                          361,765
     24,920   Korea Telecom Corporation                               3,928,384
     63,555   L.G. Chemical, Ltd.                                     2,009,357
     17,800   LG Electronics                                            736,768
      6,067   Samsung Electronics Company                             1,421,243
     12,490   Shinsegae Department Store Company                        631,375
     60,680   SK Corporation                                          1,838,302
        555   SK Telecom Company, Ltd.                                1,989,300
                                                                   ------------
                                                                     17,486,793
                                                                   ------------
TAIWAN - 10.4%
     40,139   Accton Technology Corporation, GDR+                       293,015
    265,000   Acer Peripherals, Inc.                                  1,097,658
    398,000   Advanced Semiconductor Engineering, Inc.+               1,420,296
    215,000   Arima Computer Corporation+                               729,568
    403,000   D-Link Corporation                                        873,156
    529,650   Far Eastern Textile, Ltd.                               1,265,692
  1,112,800   Formosa Chemicals & Fiber Corporation                   1,404,075
    131,200   Hon Hai Precision Industry Company, Ltd.                  978,200
    903,000   Nan Ya Plastic Corporation                              1,985,248
    489,000   Polaris Securities Company, Ltd.                          420,679
    386,220   Siliconware Precision Industries Company+                 984,470
    295,300   Synnex Technology International Corporation             1,938,244
    190,000   Systex Corporation+                                     1,295,523
  1,184,000   Taiwan Cement Corporation                               1,222,291
  1,107,680   Taishin International Bank                                621,162
    202,000   Taiwan Semiconductor Manufacturing Company+             1,074,845
    606,750   United Microelectronics Corporation, Ltd.               2,165,238
                                                                   ------------
                                                                     19,769,360
                                                                   ------------
THAILAND - #2.8#%
     62,000   Advanced Info Service Public Company, Ltd.              1,040,329
     87,990   Delta Electronics Thai (F)@                             1,046,582
     62,500   Siam Cement Company, Ltd. (F)                           2,077,526
    972,000   TelecomAsia Corporation Public Company, Ltd.+           1,264,516
                                                                   ------------
                                                                      5,428,953
                                                                   ------------
TURKEY - 10.9%
 36,000,000   Alarko Holding AS                                       2,057,522
  6,328,000   Alcatel Teletas Telekomunikasyon Endustri
              ve Ticaret AS                                           1,400,000
 13,500,000   Arcelik AS+                                               883,573
 29,136,000   Beko Elektronik AS                                        765,465
150,734,000   Dogan Sirketler Grubu Holding AS                        4,446,431
 41,557,000   Eregli Demir Ve Celik Fabrikalari T.A.S.                1,723,880
 40,000,000   Haci Omer Sabanci Holding AS                            2,323,009
 13,000,000   Ihlas Holding AS                                          970,686
 10,000,000   Koc Holding AS                                          1,843,658
  4,700,000   Petrol Ofisi AS                                         1,104,812
125,310,000   Tofas Turk Otomobil Fabrikasi AS                        1,524,790
 63,973,000   Turk Sise ve Cam Fabrikalari AS                         1,710,193
                                                                   ------------
                                                                     20,754,019
                                                                   ------------
VENEZUELA - 0.3%
  1,233,840   La Electricidad de Caracus                                389,884
 11,161,172   Sudamtex de Venezuela, Class A@                            43,440
  1,600,006   Venepal SA, Class A@                                       19,730
                                                                   ------------
                                                                        453,054
                                                                   ------------
TOTAL COMMON STOCKS (Cost $130,440,207)                             178,164,061
                                                                   ------------
PREFERRED STOCKS -- 4.2%
BRAZIL - 4.2%
  1,135,000   Itausa-Investimentos Itau SA                            1,174,896
 61,359,556   Lojas Americanas SA                                       237,762
  5,922,000   Petroleo Brasileiro SA                                  1,507,955
 99,059,556   Sao Carlos Empreendimentos+                               225,372
     39,700   Tele Norte Leste Participacoes SA, ADR                  1,012,350
 31,343,000   Telesp Celular SA#, Class B+                            2,481,068
    233,000   Usinas Siderurgicas de Minas Gerais SA, Class A         1,263,991
     59,900   Vale do Rio Doce, Class B##                                   332
                                                                   ------------
                                                                      7,903,726
                                                                   ------------
TOTAL PREFERRED STOCKS (Cost $4,186,786)                              7,903,726
                                                                   ------------

WARRANTS -- 0.1% (Cost $207,621)
MALAYSIA - 0.1%
    178,600   United Engineers (Malaysia) Berhad                   $    137,710
                                                                   ------------
TOTAL INVESTMENTS (Cost $134,834,614*)                97.9%         186,205,497
OTHER ASSETS AND LIABILITIES (Net)                     2.1            4,069,704
--------------------------------------------------------------------------------
NET ASSETS                                           100.0%        $190,275,201
--------------------------------------------------------------------------------

 * Aggregate cost for Federal tax purposes is $134,895,269.
 + Non-income producing security.
 # Amount represents less than 0.1%.
## The valuations of these securities have been determined by procedures established by the Pricing Committee of the Board of Trustees. The cost of the denoted securities at December 31, 1999 was $1,594,264, with a value of $1,070,864 representing 0.56% of total net assets.
 @ Illiquid Security (unaudited). These are securities that the Adviser believes cannot be sold or disposed of in the ordinary course of business within seven days at approximately the value at which the Fund has valued the investment. The value of the denoted securities at December 31, 1999 was $5,611,404, representing 2.95% of total net assets.

Abbreviations:
ADR  American Depositary Receipt
CDS  Compulsory Demat Shares
GDR  Global Depositary Receipt
(F)  Foreign Shares

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED) DECEMBER 31, 1999
AT DECEMBER 31, 1999, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED):
                                                       % OF NET        VALUE
INDUSTRY DIVERSIFICATION                                ASSETS       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Telecommunications                                      14.6%      $ 27,829,395
Multi-Industry                                           8.9         17,020,930
Electrical and Electronics                               6.5         12,448,789
Banking                                                  6.4         12,154,333
Construction and Housing                                 4.9          9,268,233
Utilities - Electric and Gas                             4.4          8,280,185
Chemicals                                                4.2          7,953,738
Financial Services                                       3.9          7,463,838
Electronic Components and Instruments                    3.6          6,934,323
Miscellaneous Materials & Commodities                    3.3          6,220,510
Broadcasting and Publishing                              3.0          5,791,822
Energy Sources                                           2.8          5,231,393
Metals - Steel                                           2.7          5,045,242
Food and Household                                       2.4          4,590,762
Merchandising                                            2.4          4,554,068
Forest Products and Paper                                2.4          4,539,676
Beverage and Tobacco                                     2.3          4,340,179
Automobiles                                              2.3          4,297,418
Transportation - Shipping                                2.0          3,796,809
Textiles and Apparel                                     1.7          3,413,467
Data Processing and Reproduction                         1.7          3,316,534
Appliances and Household Durables                        1.3          2,398,160
Building Materials and Components                        1.1          2,103,081
Metals - Non Ferrous                                     1.1          2,050,412
Energy Equipment and Services                            0.6          1,150,536
Recreation, Other Consumer Goods                         0.5            979,810
Insurance                                                0.5            929,163
Real Estate                                              0.4            832,412
Transportation - Rail/Road                               0.4            806,844
Wholesale & International Trade                          0.4            796,101
Leisure & Tourism                                        0.4            756,710
Health and Personal Care                                 0.2            442,000
Machinery and Engineering                                0.2            302,500
Miscellaneous                                            0.1            124,688
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     93.6        178,164,061
PREFERRED STOCKS                                         4.2          7,903,726
WARRANTS                                                 0.1            137,710
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       97.9%       186,205,497
OTHER ASSETS AND LIABILITIES (Net)                       2.1          4,069,704
--------------------------------------------------------------------------------
NET ASSETS                                             100.0%      $190,275,201
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

Panorama Trust
Pictet International Small Companies Fund
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                     VALUE
SHARES                                                              (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 98.2%
AUSTRALIA - 3.3%
 12,000   Austar United Communications, Ltd.+                        $   48,056
 10,000   CI Technologies Group, Ltd.+                                   55,802
 10,000   ERG, Ltd.                                                      56,131
                                                                     ----------
                                                                        159,989
                                                                     ----------
AUSTRIA - 0.6%
    700   Libro AG+                                                      27,850
                                                                     ----------
BELGIUM - 0.8%
    500   Real Software                                                  39,686
                                                                     ----------
CHINA - 1.8%
120,000   TCL International Holdings, Ltd.+                              84,132
                                                                     ----------
DENMARK - 3.2%
  6,000   Dansk Lanbrugs Grovvarelska                                    62,512
    500   Vestas Wind Systems A/S+                                       88,646
                                                                     ----------
                                                                        151,158
                                                                     ----------
FINLAND - 4.4%
 15,000   JOT Automation Group Oyj                                      139,756
  6,000   PMJ automec Oyj                                                70,528
                                                                     ----------
                                                                        210,284
                                                                     ----------
FRANCE - 14.1%
    800   A Novo+                                                       144,722
    447   Aubay Technology SA+                                           47,275
    610   Groupe Focal+                                                  51,489
    500   Infogrames Entertainment SA+                                   82,595
    600   Marionnaud Parfumeries SA                                      43,271
  1,700   Pierre & Vacances+                                             56,507
    250   Publicis SA                                                    94,430
    800   Solving International SA                                       99,516
    260   UBI Soft Entertainment SA                                      52,115
                                                                     ----------
                                                                        671,920
                                                                     ----------
GERMANY - 10.2%
    450   Aixtron AG                                                     63,366
    575   ce Consumer Electronic AG                                      75,292
  2,000   Evotec Biosystems AG+                                          72,321
    960   Kinowelt Medien AG                                             60,918
    800   Medion AG+                                                     71,716
  1,500   Procon MultiMedia AG+                                          16,771
  1,300   Qiagen NV                                                      99,189
    250   VCL Film & Medien AG+                                          29,462
                                                                     ----------
                                                                        489,035
                                                                     ----------
HONG KONG - 2.5%
148,000   e-New Media Company, Ltd.+                                     72,348
 10,000   SmarTone Telecommunications Holdings, Ltd.                     48,241
                                                                     ----------
                                                                        120,589
                                                                     ----------
ITALY - 3.5%
  6,000   Gruppo Coin SpA+                                               70,105
  7,000   Industria Macchine Automatiche                                 55,348
  4,800   Italdesign-Giugiaro SpA+                                       42,933
                                                                     ----------
                                                                        168,386
                                                                     ----------
JAPAN - 15.2%
  8,000   Airport Facilities Company, Ltd.                               41,108
  1,100   Daito Electron Company, Ltd.                                   26,916
  3,000   Focus Systems Corporation                                      73,407
    200   Homac Corporation                                               5,579
  1,000   Japan Care Service Corporation                                 26,426
  5,000   Japan Systems Company, Ltd.+                                   29,412
  1,000   Kuroda Electric Company, Ltd.                                  40,325
    200   Meitec Corporation                                              6,362
  2,000   Miroku Jyoho Service Company, Ltd.                             34,257
  1,400   Mycal Card, Inc.                                               44,534
  3,000   Nippon Computer System Company, Ltd.                           25,546
  8,000   Nippon Konpo Unyu Soko Company, Ltd.                           51,679
 25,000   Nippon Suisan Kaisha, Ltd.                                     38,416
  1,000   Pasona Softbank, Inc.                                          79,475
  1,000   People Company, Ltd.                                           78,301
    500   Woodland Corporation                                           17,128
  1,000   Yamada Denki Company, Ltd.                                    108,642
                                                                     ----------
                                                                        727,513
                                                                     ----------
NETHERLANDS - 4.8%
    700   IHC Caland NV                                                  25,559
  1,200   Nutreco Holding NV+                                            37,047
  2,000   Ordina Beheer NV+                                              62,852
    500   Teleplan International NV+                                    102,740
                                                                     ----------
                                                                        228,198
                                                                     ----------
NORWAY - 1.4%
  1,300   NetCom ASA+                                                    64,874
                                                                     ----------
SINGAPORE - 2.2%
 12,000   NatSteel Electronics, Ltd.                                     63,404
 40,000   Wing Tai Holdings, Ltd.                                        39,628
                                                                     ----------
                                                                        103,032
                                                                     ----------
SPAIN - 0.8%
  6,000   Mecalux SA+                                                    40,189
                                                                     ----------
SWEDEN - 0.7%
  4,000   Q-Med AB+                                                      31,500
                                                                     ----------
SWITZERLAND - 9.1%
    150   Geberit International AG, Registered Shares+                   51,341
    350   Logitech International SA, Registered Shares+                  98,913
    200   Micronas Semiconductor Holding AG, Registered Shares           54,010
    270   Mikron Holdings AG, Registered Shares+                        118,527
    200   SEZ Holding AG, Registered Shares                             111,914
                                                                     ----------
                                                                        434,705
                                                                     ----------
United Kingdom - 19.6%
  1,000   ARM Holdings Plc+                                              67,471
  1,000   Baltimore Technologies Plc+                                    82,784
 18,000   Bell Group Plc##                                               87,662
    600   Eidos Plc+                                                     52,820
  3,000   Fibernet Group Plc+                                            85,288
  2,200   Filtronic Plc                                                  74,982
  7,000   First Technology Plc                                           61,454
  8,000   Holidaybreak Plc                                               40,706
  6,000   Informa Group Plc                                              58,975
  5,000   Kingston Communication (Hull) Plc+                             61,583
  8,000   Pace Micro Technology Plc                                      68,166
  4,000   PowderJect Pharmaceuticals Plc+                                53,143
 10,000   Saatchi & Saatchi Plc+                                         60,170
  5,416   Trafficmaster Plc+                                             79,830
                                                                     ----------
                                                                        935,034
                                                                     ----------
TOTAL COMMON STOCKS (Cost $2,923,265)                                 4,688,074
                                                                     ----------
TOTAL INVESTMENTS (Cost $2,923,265*)                      98.2%       4,688,074
OTHER ASSETS AND LIABILITIES (Net)                         1.8           87,514
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%      $4,775,588
--------------------------------------------------------------------------------
 * Aggregate cost for Federal tax purposes# is $2,923,265#.
 + Non-income producing security.
## The valuations of these securities have been determined by procedures established by the Pricing Committee of the Board of Trustees. The cost of the denoted securities at December 31, 1999 was $37,227, with a value of $87,662 representing 1.84% of total net assets.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND

--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                       % OF NET        VALUE
INDUSTRY DIVERSIFICATION                                ASSETS       (NOTE 1)
--------------------------------------------------------------------------------
COMMON STOCKS:
Data Processing and Reproduction                        14.5%      $    691,982
Electrical and Electronics                              12.2            581,226
Broadcasting and Publishing                             10.7            512,846
Health and Personal Care                                 7.2            345,091
Machinery and Engineering                                7.0            331,993
Business and Public Services                             6.9            328,817
Telecommunications                                       6.8            322,838
Electrical Components and Instrumentation                5.6            267,422
Leisure and Tourism                                      4.8            227,629
Recreation, Other Consumer Goods                         4.5            215,245
Merchandising                                            3.1            146,805
Industrial Components                                    2.9            139,756
Appliances and Household Durables                        2.3            108,642
Multi-Industry                                           2.2            107,027
Building Materials & Components                          1.9             91,530
Real Estate                                              1.7             80,736
Food and Household Products                              1.6             75,463
Financial Services                                       0.9             44,534
Automobiles                                              0.9             42,933
Energy Sources                                           0.5             25,559
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     98.2          4,688,074
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       98.2%         4,688,074
OTHER ASSETS AND LIABILITIES (Net)                       1.8             87,514
--------------------------------------------------------------------------------
NET ASSETS                                             100.0%      $  4,775,588
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS                                      DECEMBER 31, 1999
--------------------------------------------------------------------------------

                                                                      VALUE
SHARES                                                               (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS -- 100.0%
CROATIA - 2.5%
  2,800   Pliva d.d., GDR, Registered Shares                         $   36,470
  1,000   Zagrebacka Banka, GDR, Registered Shares                       11,925
                                                                     ----------
                                                                         48,395
                                                                     ----------
CZECH REPUBLIC - 11.7%
  5,500   Ceske Energeticke Zavody AS+                                   13,594
    800   Ceske Radiokomunikace, GDR+                                    29,200
  6,500   Ceska Sporitelna AS+                                           29,754
  3,400   Inzenyrske Prumyslove Stavby AS                                14,377
  7,999   Komercni Banka, AS, GDR+                                       42,595
  6,000   SPT Telecom AS+                                                96,858
                                                                     ----------
                                                                        226,378
                                                                     ----------
ESTONIA - 1.0%
    900   Estonian Telecom Ltd., GDR                                     18,540
                                                                     ----------
HUNGARY - 30.2%
  1,000   BorsodChem RT                                                  39,825
  1,200   Demasz RT, GDR                                                 18,300
  1,000   Gedeon Richter RT, GDR                                         65,625
    100   Gedeon Richter, Sponsored GDR                                   6,550
  4,200   MATAV RT, Sponsored ADR, Series B+                            151,200
  5,500   Mol Magyar Olaj-es Gazipari RT, GDR                           113,850
    900   North American Bus Industries RT                               18,854
  1,400   OTP Bank RT, GDR                                               81,375
  1,600   Pannonplast RT                                                 39,462
    900   RABA RT                                                         8,342
  2,100   Tisza Vegyi Kombinat RT                                        40,425
                                                                     ----------
                                                                        583,808
                                                                     ----------
POLAND - 30.4%
  1,800   Agora SA, GDR+                                                 26,775
  7,000   Bank Polska Kasa Opieke SA, GDR+                               90,907
  1,400   Bank Rozwoju Eksportu SA                                       44,353
  8,200   Elektrim SA                                                    81,306
  4,350   KGHM Polska Miedz SA, GDR                                      58,725
    900   Netia Holdings SA, ADR+                                        15,863
    700   OPTIMUS SA, Registered Shares                                  13,272
  2,000   Orbis SA, GDR                                                  17,500
    800   Polski Koncern Naftowy SA, GDR+                                10,060
  2,850   Prokom Software SA                                             44,317
  1,000   Przedsiebiorstwo Farmaceutyczne JELFA SA                        8,488
    460   Softbank SA, GDR                                               15,928
 22,578   Telekomunikacja Polska, GDR, Series A                         146,757
  1,050   Zaklady Metali Lekkich Kety+                                   14,017
                                                                     ----------
                                                                        588,268
                                                                     ----------
RUSSIA - 24.2%
  4,800   AO Tatneft, ADR                                                45,600
  2,230   LUKOil Holdings, Sponsored ADR+                                90,036
 11,200   Mosenergo, Sponsored ADR                                       39,480
  6,500   Norilsk Nickel+                                                45,500
 11,500   Rostelecom+                                                    24,725
  7,800   Surgutneftegaz, Sponsored ADR                                 109,200
  9,000   Unified Energy Systems, GDR                                    77,625
    800   Vimpel Communications, Sponsored ADR                           35,700
                                                                     ----------
                                                                        467,866
                                                                     ----------
TOTAL COMMON STOCKS (Cost $1,704,250)                                 1,933,255
                                                                     ----------
TOTAL INVESTMENTS (Cost $1,704,250*)                     100.0%       1,933,255
OTHER ASSETS AND LIABILITIES (Net)                        (0.0)            (360)
--------------------------------------------------------------------------------
NET ASSETS                                               100.0%      $1,932,895
--------------------------------------------------------------------------------

* Aggregate cost for Federal tax purposes is $1,736,106.
+ Non-income producing security.

Abbreviations:
ADR  American Depositary Receipt
GDR  Global Depositary Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
--------------------------------------------------------------------------------
PORTFOLIO OF INVESTMENTS (CONTINUED)                          DECEMBER 31, 1999
--------------------------------------------------------------------------------
AT DECEMBER 31, 1999, SECTOR DIVERSIFICATION OF THE FUND WAS AS FOLLOWS (UNAUDITED)#:
                                                       % OF NET        VALUE
INDUSTRY DIVERSIFICATION                                ASSETS       (NOTE 1)
--------------------------------------------------------------------------------

COMMON STOCKS:
Telecommunications                                       26.8%       $  518,843
Energy Sources                                           20.6           398,166
Banking                                                  15.6           300,909
Utilities - Electrical and Gas                            6.2           119,579
Metals - Non Ferrous                                      6.1           118,242
Health and Personal Care                                  6.1           117,133
Electronic Component and Equipment                        4.2            81,306
Chemicals                                                 4.1            80,250
Data Processing and Reproduction                          3.8            73,517
Building Materials and Components                         2.0            39,462
Automobiles                                               1.4            27,196
Broadcasting and Publishing                               1.4            26,775
Leisure and Tourism                                       0.9            17,500
Construction and Housing                                  0.8            14,377
--------------------------------------------------------------------------------
TOTAL COMMON STOCKS                                     100.0         1,933,255
--------------------------------------------------------------------------------
TOTAL INVESTMENTS                                       100.0%        1,933,255
OTHER ASSETS AND LIABILITIES (Net)                       (0.0)             (360)
--------------------------------------------------------------------------------
NET ASSETS                                              100.0%       $1,932,895
--------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND

------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES                                                                   DECEMBER 31, 1999
------------------------------------------------------------------------------------------------------------------------
                                                                          PICTET              PICTET
                                                                          GLOBAL           INTERNATIONAL       PICTET
                                                                         EMERGING              SMALL           EASTERN
                                                                          MARKETS            COMPANIES         EUROPEAN
                                                                            FUND                FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
ASSETS:
   Investments, at value (Cost $134,834,614, $2,923,265 and
     $1,704,250, respectively) (Note 1)
     See accompanying schedule                                           $186,205,497        $4,688,074        $1,933,255
   Cash                                                                     4,127,177           113,024               140
   Foreign currency (Cost $9,182, $0 and $0, respectively)                      9,100              --                --
   Receivable for investment securities sold                                     --              27,706            10,242
   Receivable from investment adviser (Note 2)                                   --              13,803            16,236
   Dividends receivable and reclaim receivable 209,518                          6,139             1,261
   Unamortized organization costs (Note 1)                                      6,729               278             6,324
   Other assets                                                                71,685             1,906               725
-------------------------------------------------------------------------------------------------------------------------
   TOTAL ASSETS                                                           190,629,706         4,850,930         1,968,183
-------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payable for investment securities purchased                                   --              27,699              --
   Investment advisory fee payable (Note 2)                                    69,258              --                --
   Administration fee payable (Note 2)                                         17,692               442               200
   Transfer agent fees payable (Note 2)                                         3,899             1,107             1,069
   Custodian fees payable (Note 2)                                             77,251             8,591             6,651
   Professional fees payable                                                   52,793            28,113            21,071
   Printing fees payable                                                        8,200               300               125
   Other accrued expenses and payables                                        125,412             9,090             6,172
-------------------------------------------------------------------------------------------------------------------------
   TOTAL LIABILITIES                                                          354,505            75,342            35,288
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                               $190,275,201        $4,775,588        $1,932,895
-------------------------------------------------------------------------------------------------------------------------
NET ASSETS CONSIST OF:
   Accumulated net investment loss                                       $   (228,533)       $  (13,674)       $     --
   Accumulated net realized gain/(loss) on investments
     sold (Note 1) and foreign currency related transactions              (48,501,128)          214,874          (643,165)
   Net unrealized appreciation of investments
     and foreign currency related transactions                             51,256,225         1,764,857           229,005
   Par value                                                                  170,698             4,661             2,180
   Paid-in capital in excess of par value (Notes 1 and 4)                 187,577,939         2,804,870         2,344,875
-------------------------------------------------------------------------------------------------------------------------
   TOTAL NET ASSETS                                                      $190,275,201        $4,775,588        $1,932,895
-------------------------------------------------------------------------------------------------------------------------
   SHARES OF BENEFICIAL INTEREST OUTSTANDING (NOTE 4)                      17,069,782           466,116           217,973
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE:
   Net asset value, offering and redemption price per share (Note 4)           $11.15            $10.25            $ 8.87
-------------------------------------------------------------------------------------------------------------------------

                                            SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND
------------------------------------------------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
------------------------------------------------------------------------------------------------------------------------
FOR THE YEAR ENDED DECEMBER 31, 1999
                                                                          PICTET              PICTET
                                                                          GLOBAL           INTERNATIONAL       PICTET
                                                                         EMERGING              SMALL           EASTERN
                                                                          MARKETS            COMPANIES         EUROPEAN
                                                                            FUND                FUND             FUND
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME:
   Dividends (net of foreign withholding taxes of $237,306, $7,084
     and $158, respectively)                                             $  1,984,527        $   57,834        $   10,938
   Interest                                                                    93,964             1,505             2,807
-------------------------------------------------------------------------------------------------------------------------
   TOTAL INVESTMENT INCOME                                                  2,078,491            59,339            13,745
-------------------------------------------------------------------------------------------------------------------------
EXPENSES:
   Investment advisory fee (Note 2)                                         1,723,832            50,263            24,313
   Administration fee (Note 2)                                                209,324             8,102             2,574
   Accounting fee (Note 2)                                                     55,432            50,000            50,000
   Transfer agent fees (Note 2)                                                34,645            12,000            12,000
   Custodian fees (Note 2)                                                    441,302            47,401            40,800
   Professional fees                                                           71,873            28,927            21,303
   Printing fees                                                               12,526             4,625             4,451
   Registration and filing fees                                                15,914            17,894            17,114
   Amortization of organization costs (Note 1)                                  8,968               252             1,934
   Trustees' fees and expenses (Note 2)                                        29,496             1,142               362
   Other                                                                       48,807            18,560            12,215
-------------------------------------------------------------------------------------------------------------------------
   TOTAL EXPENSES BEFORE EXPENSE REDUCTIONS                                 2,652,119           239,166           187,066
-------------------------------------------------------------------------------------------------------------------------
   Fees waived and/or expenses reimbursed by
     investment advisor (Note 2)                                             (309,921)         (178,842)         (154,672)
-------------------------------------------------------------------------------------------------------------------------
   NET EXPENSES                                                             2,342,198            60,324            32,394
NET INVESTMENT LOSS                                                          (263,707)             (985)          (18,649)
-------------------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   (Notes 1 and 4):
   Net realized gain/(loss) on:
     Securities transactions                                               15,310,834         1,390,777          (108,883)
     Foreign currency related transactions (including CPMF tax)              (678,580)          (23,896)           (2,415)
-------------------------------------------------------------------------------------------------------------------------
   Net realized gain/(loss) on investments during the period               14,632,254         1,366,881          (111,298)
-------------------------------------------------------------------------------------------------------------------------
   Change in unrealized appreciation/(depreciation) of:
     Securities (Net of taxes of $114,004, $0, $0, respectively)           55,648,758         1,470,552           606,448
     Foreign currency related transactions                                   (114,631)            1,722             1,204
-------------------------------------------------------------------------------------------------------------------------
   Net unrealized appreciation of investments during the period            55,534,127         1,472,274           607,652
-------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS                            70,166,381         2,839,155           496,354
-------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 69,902,674        $2,838,170        $  477,705

                                            SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND

---------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
---------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED               YEAR ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:               DECEMBER 31, 1999        DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income/(loss)                                     $   (263,707)             $    645,951
  Net realized gain/(loss) on investments during the year            14,632,254               (61,170,138)
  Change in unrealized appreciation of investments during
    the year                                                         55,534,127                31,037,957
---------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in net assets resulting from
    operations                                                       69,902,674               (29,486,230)

FUND SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from Fund share
    transactions (Note 4)                                            26,010,651               (67,073,603)
---------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in net assets                              95,913,325               (96,559,833)

NET ASSETS:
  Beginning of year                                                  94,361,876               190,921,709
---------------------------------------------------------------------------------------------------------
  End of year (including accumulated net investment loss of
    ($228,533) and ($183,470), respectively)                       $190,275,201              $ 94,361,876

                                    SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
-----------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED               YEAR ENDED
INCREASE IN NET ASSETS FROM OPERATIONS:                          DECEMBER 31, 1999        DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment income/(loss)                                     $      (985)              $    104,494
  Net realized gain on investment during the year                    1,366,881                  2,368,064
  Change in unrealized appreciation of investments
    during the year                                                  1,472,274                  1,313,688
-----------------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations               2,838,170                  3,786,246

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from net realized gain
    on investments                                                    (760,216)                (1,857,131)

FUND SHARE TRANSACTIONS:
  Net decrease in net assets from Fund share transactions
    (Note 4)                                                        (3,001,777)               (20,002,739)
-----------------------------------------------------------------------------------------------------------
  Net decrease in net assets                                          (923,823)               (18,073,624)

NET ASSETS:
  Beginning of year                                                  5,699,411                 23,773,035
-----------------------------------------------------------------------------------------------------------
  End of year (including accumulated net investment loss
    of ($13,674) and ($15,538), respectively)                      $ 4,775,588               $  5,699,411
-----------------------------------------------------------------------------------------------------------

                                    SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND

------------------------------------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED              PERIOD ENDED
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS:                DECEMBER 31, 1999       DECEMBER 31, 1998*
------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
  Net investment loss                                                 $  (18,649)            $     (826)
  Net realized loss on investment during the period (111,298)           (537,188)
  Change in unrealized appreciation/(depreciation) of investments
    during the period                                                    607,652               (378,647)
------------------------------------------------------------------------------------------------------------
  Net increase/(decrease) in net assets resulting from operations        477,705               (916,661)

DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions to shareholders from net investment income                  --                  (16,740)

FUND SHARE TRANSACTIONS:
  Net increase/(decrease) in net assets from Fund share
    transactions (Note 4)                                               (180,828)             2,569,419
------------------------------------------------------------------------------------------------------------
  Net increase in net assets                                             296,877              1,636,018

NET ASSETS:
  Beginning of period                                                  1,636,018                   --
------------------------------------------------------------------------------------------------------------
  End of period (including accumulated net investment loss of
    $0 and ($2,225), respectively                                     $1,932,895             $1,636,018
------------------------------------------------------------------------------------------------------------
* Pictet Eastern European Fund commenced operations on April 7, 1998.

                                    SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
----------------------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
----------------------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                          YEAR       YEAR         YEAR       YEAR           PERIOD
                                                         ENDED       ENDED        ENDED      ENDED           ENDED
                                                       12/31/99     12/31/98     12/31/97   12/31/96(a)     12/31/95*(a)
----------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $ 6.81       $ 8.87       $10.13     $ 9.51          $10.00
----------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                   (.01)        0.04         0.04       0.07            0.02
  Net realized and unrealized gain/(loss) on
    investments                                           4.35        (2.10)       (1.18)      0.71           (0.49)
----------------------------------------------------------------------------------------------------------------------
Total from investment operations                          4.34        (2.06)       (1.14)      0.78           (0.47)
----------------------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                --           --          (0.02)     (0.07)          (0.02)
  Distributions from net realized capital gains           --           --          (0.10)     (0.09)           --
----------------------------------------------------------------------------------------------------------------------
Total distributions                                       --           --          (0.12)     (0.16)          (0.02)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $11.15       $ 6.81       $ 8.87     $10.13          $ 9.51
----------------------------------------------------------------------------------------------------------------------
Total return++                                          63.73%     (23.22)%     (11.29)%      8.32%         (4.72)%
----------------------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                   190,275      $94,362     $190,922   $122,047          $9,623
  Ratio of operating expenses to average
    net assets                                           1.70%        1.70%        1.70%      1.70%           1.95%+
  Ratio of net investment income#/(loss)# to
    average net assets                                 (0.19)%        0.55%        0.32%      0.88%           0.68%+
  Ratio of operating expenses to average
    net assets without waivers# and# expenses
    reimbursed                                           1.92%        2.00%        1.84%      2.20%           8.39%+
  Ratio of net investment income to average
    net assets without waivers# and# expenses
    reimbursed                                         (0.42)%        0.25%        0.18%      0.38%         (5.77)%+
  Portfolio turnover rate                                 126%         123%          77%        48%              5%

-------------
  * Pictet Global Emerging Markets Fund commenced operations on October 4, 1995.
  + Annualized.
 ++ Total return represents aggregate total return for the period.
(a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet Global Emerging Markets Fund. The record date of the stock dividend was
    December 31, 1996, payable on January 1, 1997.See Notes to Financial Statements.

                                         See Notes to Financial Statements.

PANORAMA TRUST
PICTET INTERNATIONAL SMALL COMPANIES FUND
-------------------------------------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-------------------------------------------------------------------------------------------------------
FOR A FUND SHARE OUTSTANDING THROUGHOUT EACH PERIOD#.

                                                         Year         Year         Year      Period
                                                        Ended        Ended        Ended       Ended
                                                       12/31/99     12/31/98     12/31/97  12/31/96*(a)
-------------------------------------------------------------------------------------------------------
Net asset value, beginning of year                      $ 6.55       $ 9.24       $10.15     $10.00
-------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income/(loss)                           (0.02)        0.07+++      0.08       0.09
  Net realized and unrealized gain/(loss)
    on investments                                        5.66         0.41        (0.86)      0.20
-------------------------------------------------------------------------------------------------------
Total from investment operations                          5.64         0.48        (0.78)      0.29
-------------------------------------------------------------------------------------------------------
Distributions to shareholders:
  Distributions from net investment income                --           --          (0.13)     (0.12)
  Distributions from net realized capital gains          (1.94)       (3.17)        --        (0.02)
  Distributions from capital                              --           --           --        (0.00)#
-------------------------------------------------------------------------------------------------------
Total distributions                                      (1.94)       (3.17)       (0.13)     (0.14)
-------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $10.25       $ 6.55       $ 9.24     $10.15
-------------------------------------------------------------------------------------------------------
Total return++                                          86.45%        5.35%      (7.68)%      2.85%
-------------------------------------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                    $4,776       $5,699      $23,773    $25,743
  Ratio of operating expenses to average
    net assets                                           1.20%        1.20%        1.20%      1.20%+
  Ratio of net investment income#/(loss) to
    average net assets                                 (0.02)%        0.65%        0.82%      1.04%+
  Ratio of operating expenses to average
    net assets without waivers# and# expenses
    reimbursed                                           4.76%        2.36%        2.20%      2.46%+
  Ratio of net investment income#/(loss)# to average
    net assets without waivers# and# expenses
    reimbursed                                         (3.58)%      (0.52)%      (0.18)%    (0.22)%+
  Portfolio turnover rate                                 166%         132%          90%        53%

--------------
  * Pictet International Small Companies Fund commenced operations on February 7, 1996.
  + Annualized
 ++ Total return represents aggregate total return for the period.
+++ Per share numbers have been calculated using the average share method.
  # Amount represents less than $0.01 per share.
(a) Per share amounts have been restated to reflect the stock dividend of 9 additional shares for each share outstanding. On December 2, 1996, the Board of Trustees declared a stock dividend of nine additional shares for each share outstanding of the Pictet International Small Companies
    Fund. The record date of the stock dividend was December 31, 1996, payable on January 1, 1997.

                                 SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET EASTERN EUROPEAN FUND
-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS
-----------------------------------------------------------------------------

For a Fund share outstanding throughout each period.

                                                          Year       Period
                                                         Ended        Ended
                                                       12/31/99     12/31/98*
-----------------------------------------------------------------------------
Net asset value, beginning of year                      $ 6.54       $10.00
-----------------------------------------------------------------------------
Income from investment operations:
  Net investment loss                                    (0.09)        0.00#
  Net realized and unrealized gain/(loss)
    on investments                                        2.42        (3.39)
-----------------------------------------------------------------------------
Total from investment operations                          2.33        (3.39)
Distributions to shareholders:
  Distributions from net investment income                --          (0.07)
-----------------------------------------------------------------------------
Total distributions                                       --          (0.07)
-----------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                            $ 8.87       $ 6.54
-----------------------------------------------------------------------------
Total return++                                          35.63%     (33.93)%
-----------------------------------------------------------------------------
Ratios to average net assets/supplemental data:
  Net assets, end of year (in 000's)                    $1,933       $1,636
  Ratio of operating expenses
  to average net assets                                  2.00%        2.00%+
  Ratio of net investment income/(loss) to
  average net assets                                   (1.15)%      (0.06)%+
  Ratio of operating expenses to average net
    assets without waivers and expenses reimbursed      11.54%        9.97%+
  Ratio of net investment income/(loss) to
    average net assets without waivers and
    expenses reimbursed                               (10.69)%      (8.03)%+
  Portfolio turnover rate                                 117%          91%

----------
 * Pictet Eastern European Fund commenced operations on April 7, 1998. + Annualized.
++ Total return represents aggregate Total return for the period.
 # Amount represents less than $0.01 per share.

                       SEE NOTES TO FINANCIAL STATEMENTS.

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

SIGNIFICANT ACCOUNTING POLICIES
    Panorama Trust (the "Trust"), a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), is a no-load, diversified, open-end management investment company which currently offers shares of three series, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund (individually, a "Fund" collectively, the "Funds"). The accompanying financial statements and financial highlights are those of the Funds. The Funds' financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed consistently by the Funds in the preparation of their financial statements.

    Securities Valuations: Equity securities listed on a U.S. securities exchange for which market quotations are available are valued at the last quoted sale price as of the close of the New York Stock Exchange's regular trading hours on the day the valuation is made. Generally, securities listed on a foreign exchange and unlisted foreign securities are valued at the latest quoted sales price available before the time when assets are valued. Portfolio securities primarily traded on the London Stock Exchange are generally valued at the mid-price between the current bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, unlisted U.S. equity securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the bid and asked prices. The value of securities for which no quotations are readily available (including restricted securities) is determined in good faith at fair value using methods approved by the Board of Trustees. In the absence of readily ascertainable market values for such securities, inherent uncertainty of valuation exists. Methods for valuing these securities may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material. One or more pricing services may be used to provide securities valuations in connection with the determination of the net asset value of the Funds. Short-term investments that mature in 60 days or less are valued at amortized cost.

    Repurchase Agreements: Each Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund pays a counterparty cash for, and takes possession of, a debt obligation and the seller agrees to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral held by the Fund, at all times, is at least equal to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund generally has the right to use the collateral to offset losses incurred. There is potential loss to the Fund in the event the Fund is delayed or prevented from exercising its rights to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights. The Funds' investment adviser reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Funds enter into repurchase agreements to evaluate potential risks.

    Foreign Currency Contracts: Each Fund may enter into forward foreign currency exchange contracts to hedge against anticipated future changes in exchange rates which otherwise might either adversely affect the value of the portfolio securities of the Fund or adversely affect the prices of securities which the Fund intends to purchase or sell at a later date. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

    The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the Funds' investment securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, such Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

    Each Fund may enter into spot foreign currency exchange contracts for the purchase or sale of securities denominated in foreign currencies to "lock" in the U.S. exchange rate of the transaction covering the period between trade date and settlement date.

    Foreign Currency: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the bid prices of such currencies against U.S. dollars last quoted by a major bank. Unrealized gains and losses on investments which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of investments. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of investment securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Funds and the amount actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

    Securities Transactions and Investment Income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date.

    Dividends and Distributions to Shareholders: Distributions from net investment income, if any, are declared and paid annually. The Funds' net realized capital gain (including net short-term capital gain), unless offset by any available capital loss carryforward, is distributed to shareholders annually. Additional distributions of net investment income and capital gain may be made at the discretion of the Board of Trustees in order to avoid the application of a 4% non-deductible Federal excise tax. Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are due primarily to timing differences and differing characterization of distributions made by a Fund. Dividends and other distributions to shareholders are recorded on the ex-dividend date and are reinvested automatically in additional shares of the Funds at the net asset value next determined after such dividend or distribution is declared.

    Permanent differences incurred during the year ended December 31, 1999, resulting from differences in book and tax accounting have been reclassified at year end as follows:

                                                                          Increase/Decrease         Increase/Decrease
                                                        Decrease             Accumulated               Accumulated
                                                         Paid-in            Net Investment             Net Realized
                                                         Capital                  Loss                  Gain/(Loss)
---------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                     $(898,564)               $218,644                $679,920
Pictet International Small Companies Fund                    (252)                  2,849                  (2,597)
Pictet Eastern European Fund                              (23,289)                 20,874                   2,415

    Taxation: Each Fund intends to qualify each year as a regulated investment company by complying with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and by distributing substantially all of its earnings to shareholders. Therefore, no Federal income tax provision is required.

    From January 23, 1997 through January 22, 1999, Brazil imposed a 0.20% Contribuc-ao Provisoria sobre Movimentac-ao Financiera ("CPMF") tax that applied to most debit transactions carried out by financial institutions. Effective January 23, 1999, the CPMF tax expired and was reinstated on June 17, 1999 for a period of three years. The tax is assessed at a rate of 0.38% for the initial year and will drop to 0.30% for the remaining two years. For the fiscal year ended December 31, 1999, the Global Emerging Markets Fund incurred $32,201 of such expense.

    Organization Costs: Expenses incurred in connection with the organization of certain Funds are being amortized on the straight-line method over a period of five years from the commencement of operations.

    Expenses: General expenses of the Trust are allocated among the Funds based upon relative net assets. Operating expenses directly attributable to a Fund are charged to that Fund's operations.

2.  INVESTMENT ADVISORY FEE, ADMINISTRATION FEE AND OTHER PARTY TRANSACTIONS

    The Trust, on behalf of the Funds, has entered into an investment advisory agreement (the "Advisory Agreement") with Pictet International Management Limited ("Pictet International"), a wholly-owned subsidiary of Pictet (Canada) & Company ("Pictet Canada"). Pictet Canada is a partnership, whose principal activity is investment accounting, custody and securities brokerage. Pictet Canada has two general partners, Pictet Advisory Services Overseas and FINGEST, and eight limited partners, each of whom is also a partner of Pictet & Cie, a Swiss private bank founded in 1805. Under the terms of the Advisory Agreement, Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund pay Pictet International a fee, computed daily and payable monthly, at an annual rate of 1.25%, 1.00% and 1.50%, respectively, of the average daily net assets of each Fund. Pictet International has voluntarily agreed to waive its fees and reimburse expenses to the extent necessary to ensure that the total ordinary annual operating expenses of Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund do not exceed 1.70%, 1.20% and 2.00%, respectively, of each Fund's average daily net assets.

    Effective December 1, 1999, First Data Investor Services Group, Inc. ("Investor Services Group"), the Funds' Administrator and Transfer Agent, became a majority-owned subsidiary of PNC Bank Corp. As a result of this transaction, Investor Services Group is now known as PFPC Inc. ("PFPC"). PFPC, as accounting agent, is paid a fee computed daily and payable monthly at an annual rate of 0.04% of the average daily net assets of each Fund, subject to a $50,000 annual minimum from each Fund. For administration services, PFPC is entitled to receive $220,000 per annum from the Trust. In addition, for its services as transfer agent, PFPC is paid separate compensation.

    For the year ended December 31, 1999, Pictet International and PFPC either waived fees and/or reimbursed expenses as follows:

                                                                                                 PICTET
                                                                            PICTET           INTERNATIONAL
                                                          PFPC           NTERNATIONAL           EXPENSES
                                                      FEES WAIVED        FEES WAIVED           REIMBURSED          TOTAL
---------------------------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                     $  --              $309,921              $  --            $309,921
Pictet International Small Companies Fund                52,843              50,263               75,736           178,842
Pictet Eastern European Fund                             51,228              24,313               79,131           154,672
---------------------------------------------------------------------------------------------------------------------------

    No officer, director or employee of Pictet International, PFPC, or any affiliate thereof, receives any compensation from the Trust for serving as Trustee or officer of the Trust. The Trust pays each Trustee who is not an affiliated person of Pictet International an annual fee of $5,000, plus an additional $500 for each board and committee meeting attended. The Trust also reimburses expenses incurred by each Trustee in attending such meetings.

    Brown Brothers Harriman & Co. serves as the Funds' custodian. Effective December 1, 1999, Provident Distributors, Inc., Four Falls Corporate Center, West Conshohocken, Pennsylvania 19428, replaced First Data Distributors, Inc. as the Funds' principal underwriter and distributor.

3.  PURCHASES AND SALES OF SECURITIES

    Cost of purchases and proceeds from sales of investment securities, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1999 were as follows:

                                                                        PURCHASES              SALES
--------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                                    $192,580,529         $167,141,435
Pictet International Small Companies Fund                                 8,409,759           12,046,316
Pictet Eastern European Fund                                              1,824,366            1,857,506

    At December 31, 1999, aggregate gross unrealized appreciation and unrealized depreciation for tax purposes were as follows:

                                                   UNREALIZED            UNREALIZED          NET UNREALIZED
                                                  APPRECIATION          DEPRECIATION          APPRECIATION
-----------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                $59,578,278            $8,268,050           $51,310,228
Pictet International Small Companies Fund            1,902,988               138,179             1,764,809
Pictet Eastern European Fund                           338,657               141,508               197,149

4.  SHARES OF BENEFICIAL INTEREST

    Each Fund has one class of shares of beneficial interest, par value $0.01 per share, of which an unlimited number of shares is authorized. Transactions in shares of beneficial interest were as follows:

                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 1999               DECEMBER 31, 1998
                                                SHARES          AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund:
Sold                                          3,501,546      $28,421,838        4,881,501      $ 34,840,805
Redeemed                                       (288,897)      (2,411,187)     (12,555,938)     (101,914,408)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                       3,212,649      $26,010,651       (7,674,437)     $(67,073,603)
-----------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 1999               DECEMBER 31, 1998
                                                SHARES          AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Pictet International Small Companies Fund:
Sold                                               --        $      --            922,708      $ 10,125,000
Issued as reinvestment of dividends              74,898          760,214          284,836         1,857,130
Redeemed                                       (479,539)      (3,761,991)      (2,908,938)      (31,984,869)
-----------------------------------------------------------------------------------------------------------
Net decrease                                   (404,641)     $(3,001,777)      (1,701,394)     $(20,002,739)
-----------------------------------------------------------------------------------------------------------

                                                      YEAR ENDED                       YEAR ENDED
                                                   DECEMBER 31, 1999               DECEMBER 31, 1998*
                                                SHARES          AMOUNT          SHARES           AMOUNT
-----------------------------------------------------------------------------------------------------------
Pictet Eastern European Fund:
Sold                                             49,648      $   378,319          291,402      $  2,843,760
Issued as reinvestment of dividends                --               --              2,134            14,129
Redeemed                                        (81,810)        (559,147)         (43,401)         (288,470)
-----------------------------------------------------------------------------------------------------------
Net increase/(decrease)                         (32,162)     $  (180,828)         250,135      $  2,569,419
-----------------------------------------------------------------------------------------------------------
* Pictet Eastern European Fund commenced operations on April 7, 1998.

    At December 31, 1999 Pictet Global Emerging Markets Fund had 5 institutional shareholders owning 24.46%, 13.60%, 12.45%, 12.29% and 10.46%, respectively, of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1999 Pictet International Small Companies Fund had one institutional shareholder owning 96.75% of the outstanding shares of beneficial interest of the Fund.

    At December 31, 1999 Pictet Eastern European Fund had one institutional shareholder and one retail shareholder owning 17.24% and 46.00%, respectively, of the outstanding shares of beneficial interest of the Fund.

5.  FOREIGN SECURITIES

    Pictet Global Emerging Markets Fund invests primarily in foreign emerging markets securities, Pictet International Small Companies Fund invests primarily in foreign securities and Pictet Eastern European Fund invests primarily in Eastern European equity securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government. These risks include re-valuation of currencies, less reliable information about issuers, varying securities transaction clearance and settlement practices, and future adverse political and economic developments. These risks are heightened for investments in emerging markets countries. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S.
companies and the U.S. Government.

6.  POST OCTOBER LOSS

    Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended December 31, 1999, the Funds elected to defer capital losses and currency losses occurring between November 1, 1999 and December 31, 1999 as follows:

--------------------------------------------------------------------------------
                                                CAPITAL LOSSES   CURRENCY LOSSES
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund                 $  --           $209,993
Pictet International Small Companies Fund              --             13,674
Pictet Eastern European Fund                         29,835             --

    Such losses will be treated as arising on the first day of the year ending December 31, 2000.

7.  CAPITAL LOSS CARRYFORWARDS

    At December 31, 1999 the following Funds had available for Federal income tax purposes unused capital losses as follows:

                                              EXPIRING IN 2006  EXPIRING IN 2007
--------------------------------------------------------------------------------
Pictet Global Emerging Markets Fund              $48,459,013         $  --
Pictet Eastern European Fund                         521,873          59,601

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Trustees and the Shareholders of Panorama Trust:
    In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pictet Global Emerging Markets Fund, Pictet International Small Companies Fund and Pictet Eastern European Fund (constituting Panorama Trust, hereafter referred to as the "Trust") at December 31, 1999, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Trust's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1999 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

2400 Eleven Penn Center
Philadelphia, Pennsylvania
February 11, 2000

PANORAMA TRUST
PICTET GLOBAL EMERGING MARKETS FUND
PICTET INTERNATIONAL SMALL COMPANIES FUND
PICTET EASTERN EUROPEAN FUND

--------------------------------------------------------------------------------
TAX INFORMATION (UNAUDITED)                                    DECEMBER 31, 1999
--------------------------------------------------------------------------------

The amount of long term capital gains paid for the fiscal year ended December 31, 1999 is as follows:

Pictet International Small Companies Fund ...........................   $598,060